EXHIBIT INDEX

(d)(3) Investment Management Services Agreement, between Registrant on behalf of AXP Partners International Core Fund and AXP Partners International Small Cap Fund and American Express Financial Corporation, dated July 11, 2002.

(d)(8) Form of Investment Subadvisory Agreement between American Express Financial Corporation and Boston Company Asset Management, LLC.

(d)(9) Form of Investment Subadvisory Agreement between American Express Financial Corporation and Putnam Investment Management, LLC.

(d)(10) Copy of Investment Subadvisory Agreement between American Express Financial Corporation and Templeton Investment Counsel, LLC.

(d)(11) Form of Investment Subadvisory Agreement between American Express Financial Corporation and Wellington Management Company, LLP.

(e)(2) Distribution Agreement between Registrant on behalf of AXP Partners International Core Fund and AXP Partners International Small Cap Fund and American Express Financial Corporation, dated July 11, 2002.

(g)(2) Custodian Agreement between Registrant on behalf of AXP Partners International Core Fund and AXP Partners International Small Cap Fund and American Express Trust Company, dated July 11, 2002.

(h)(3) Administrative Services Agreement between Registrant on behalf of AXP Partners International Core Fund and AXP Partners International Small Cap Fund and American Express Financial Corporation, dated July 11, 2002.

(h)(6) Class Y Shareholder Service Agreement between Registrant on behalf of AXP Partners International Core Fund and AXP Partners International Small Cap Fund and American Express Financial Advisors Inc., dated July 11, 2002.

(h)(8) Transfer Agency Agreement between Registrant on behalf of AXP Partners International Core Fund and AXP Partners International Small Cap Fund and American Express Financial Advisors Inc., dated July 11, 2002.

(i) Opinion and Consent of Counsel as to the legality of the securities being registered.

(m)(2) Plan and Agreement of Distribution between Registrant on behalf of AXP Partners International Core Fund and AXP Partners International Small Cap Fund, dated July 11, 2002.

(m)(4) Plan and Agreement of Distribution For Class C Shares between Registrant on behalf of AXP Partners International Core Fund and AXP Partners International Small Cap Fund, dated July 11, 2002.

(q)(3) Officers' Power of Attorney to sign Amendments to this Registration Statement, dated September 17, 2002.